Description of Business	12 Months Ended
Dec. 31, 2017
Description of Business
Description of Business

Note 1—Description of Business

        Arbor is a Maryland corporation formed in 2003. Through our Structured Business, we invest in a diversified portfolio of structured finance assets in the multifamily and commercial real estate markets, primarily consisting of bridge and mezzanine loans, including junior participating interests in first mortgages, preferred and direct equity. We may also directly acquire real property and invest in real estate-related notes and certain mortgage-related securities. Through our Agency Business, we originate, sell and service a range of multifamily finance products through Fannie Mae, Freddie Mac, Ginnie Mae, FHA, HUD and CMBS programs. We retain the servicing rights and asset management responsibilities on substantially all loans we originate and sell under the GSE and HUD programs. We are an approved Fannie Mae DUS lender nationally, a Freddie Mac Multifamily Conventional Loan lender, seller/servicer, in New York, New Jersey and Connecticut, a Freddie Mac affordable, manufactured housing, senior housing and SBL lender, seller/servicer, nationally and a HUD MAP and LEAN senior housing/healthcare lender nationally.

        Prior to May 31, 2017, we were externally managed and advised by ACM. Effective May 31, 2017, we exercised our option to fully internalize our management team and terminate the existing management agreement. See Note 3—Acquisition of Our Former Manager's Agency Platform for details.

        Substantially all of our operations are conducted through our operating partnership, ARLP, for which we serve as the general partner, and ARLP's subsidiaries. We are organized to qualify as a REIT for federal income tax purposes. See Note 19—Income Taxes for details.